             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA

NUMBER ___________                                         ___________ SHARE(S)

                          SPECIALTY LABORATORIES, INC.

           AUTHORIZED CAPITAL STOCK: 110,000,000 SHARES, NO PAR VALUE

100,000,000 SHARES COMMON STOCK               10,000,000 SHARES PREFERRED STOCK


THESE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS DESCRIBED ON THE REVERSE HEREOF



THIS CERTIFIES THAT ** SPECIMEN ** IS THE REGISTERED HOLDER OF
______________________________________ SHARES TRANSFERABLE ONLY ON THE BOOKS OF
THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITHNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORISDED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED THIS ____________ DAY OF ____________ A.D._______

                                     [SEAL]
--------------------------------               --------------------------------
  DEBORAH A. ESTES     SECRETARY                 PAUL F. BEYER        PRESIDENT
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FOR VALUE RECEIVED __________________ HEREBY SELL, ASIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________________

_______________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________ SHARES

REPRESENTED BY THE WITHIN CERTIFICATE AND, IF REQUIRED, DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT____________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED__________________________

IN PRESENCE OF ________________________ , ________________________


NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRAITON STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.